UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

TEXTRON INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Your Vote Counts! TEXTRON INC. 40 WESTMINSTER STREET PROVIDENCE, RI 02903 TEXTRON INC. 2022 Annual Meeting Vote by April 26, 2022 11:59 PM ET. For shares held in a Plan, vote by April 24, 2022 11:59 PM ET. You invested in TEXTRON INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 27, 2022. Vote Virtually at the Meeting* April 27, 2022 11:00 a.m. EDT Virtually at: www.virtualshareholdermeeting.com/TXT2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D70001-P67648-Z81908 Get informed before you vote View the Company’s Proxy Statement for the 2022 Annual Meeting of Shareholders and the Annual Report to Shareholders for the fiscal year ended January 1, 2022, including the Company’s Annual Report on Form 10-K for the fiscal year ended January 1, 2022 online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D70002-P67648-Z81908 Against 1. Election of Directors 1c. Kathleen M. Bader 1a. Scott C. Donnelly 1d. R. Kerry Clark 1b. Richard F. Ambrose 1e. James T. Conway 1f. Ralph D. Heath 1g. Deborah Lee James 1h. Lionel L. Nowell III 1i. James L. Ziemer 1j. Maria T. Zuber 2. Approval of the advisory (non-binding) resolution to approve executive compensation. 3. Ratification of appointment of independent registered public accounting firm. 4. Shareholder proposal on special meetings. For For For For For For For For For For For For Note: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.